UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported): January 25, 2005

                            EMCLAIRE FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


 Pennsylvania                      000-18464                     25-1606091
---------------                -----------------            -------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



                       612 Main Street, Emlenton, PA 16373
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant

a. On January 19, 2005, Emclaire Financial Corp.'s (the Corporation) Board of Directors determined to dismiss its independent auditors, Crowe Chizek and Company LLC (Crowe Chizek) with Beard Miller Company LLP (Beard Miller) to be effective upon filing of the 2004 Form 10-K. Crowe Chizek will complete its engagement as independent auditor for the Corporation's fiscal year ended December 31, 2004 upon the filing of the Corporation's Form 10-K for the year ended December 31, 2004. Crowe Chizek's report on the Corporation's consolidated financial statements during the two most recent fiscal years preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Corporation's Audit Committee. During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Corporation and Crowe Chizek on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or principles, which disagreement(s), if not resolved to the satisfaction of Crowe Chizek, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Corporation within the last two fiscal years and the subsequent interim period to the date hereof.

     The Corporation requested Crowe Chizek to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. On January 28, 2005, the Corporation received such letter from Crowe Chizek. A copy is included as Exhibit 16.1.

b. Effective January 19, 2005, the Corporation engaged Beard Miller as its independent auditors for the fiscal year ending December 31, 2005. During the last two fiscal years and the subsequent interim period to the date hereof, the Corporation did not consult Beard Miller regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number    Description

16.1 Letter of Crowe Chizek and Company LLC re: Change in Certified Public Accountants.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date:  February 1, 2005               BY:    /s/ Shelly L. Rhoades
                                             ------------------------------

                                      Name:      Shelly L. Rhoades
                                      Title:     Principal Financial Officer
                                                 Treasurer